Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 47,807,325.00
Previously Paid Amount	0.00
Total Fee Amount	7,319.30
Total Offset Amount	0.00
Net Fee	$ 7,319.30